SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or

15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): February 9, 2015

GREENFIELD FARMS FOOD, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-157281	26-2909561
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

319 Clematis Street, Suite 400

West Palm Beach, Florida 33401

 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (561) 514-9042

_____________________________________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 9, 2015 the Company issued a convertible promissory note to CareBourn Capital in the principal amount of $73,000 due on December 27, 2015 with an interest rate of 12% per annum. The note is convertible by the holder after 180 days at 40% of the three lowest closing bid prices in the ten trading days before the conversion.

On April 1, 2015, the Company issued a convertible promissory note to SoFran, LLC in the principal amount of $50,000 due on January 1, 2015 with an interest rate of 12% per annum. This note was issued as part of a consulting contract entered into with SoFran for services to be rendered in connection with the Company's plans to set up a national franchising program. The note is convertible by the holder after 180 days at 40% of the three lowest closing bid prices in the ten trading days before the conversion.

On April 14, 2015, LG Capital Funding funded a convertible promissory note in the principal amount of $26,500 that was issued on October 9, 2014 and secured at that time by a note payable to the Company with like terms. This note is due on October 9, 2015 with an interest rate of 8% per annum. The note is convertible by the holder at 50% of the lowest closing bid price in the ten trading days before the conversion.

On May 5, 2015 the Company issued a convertible promissory note to Cresthill Associates in the principal amount of $16,500 due on November 5, 2015 with an interest rate of 8% per annum, in exchange for amounts payable to Cresthill for services rendered. The note is convertible by the holder after 180 days at 45% of the lowest last sales price in the thirty trading days before the conversion.

On May 27, 2015 the Company issued a convertible promissory note to CareBourn Capital in the principal amount of $10,500 due on February 27, 2016 with an interest rate of 12% per annum. Debt issuance costs of $3,000 were recorded for net proceeds to the Company of $7,500. The note is convertible by the holder after 180 days at 40% of the three lowest closing bid prices in the ninety trading days before the conversion.

On July 20, 2015 the Company issued a convertible promissory note to CareBourn Capital in the principal amount of $15,500 due on April 20, 2016 with an interest rate of 12% per annum. Debt issuance costs of $3,000 were recorded for net proceeds to the Company of $12,500. The note is convertible by the holder after 180 days at 40% of the three lowest closing bid prices in the ninety trading days before the conversion.

On July 31, 2015 the Company issued a convertible promissory note to Gulfstream 1998 Irrevocable Trust in the principal amount of $2,600 due on July 31, 2016 with an interest rate of 8% per annum. The note is convertible by the holder after 180 days at 45% of the lowest trading price in the thirty trading days before the conversion.

On August 5, 2015 the Company issued a convertible promissory note to Cresthill Associates in the principal amount of $7,500 due on February 5, 2016 with an interest rate of 8% per annum in exchange for amounts payable to Cresthill for services rendered. The note is convertible by the holder after 180 days at 45% of the lowest last sales price in the thirty trading days before the conversion.

On November 16, 2015 the Company issued a convertible promissory note to Cresthill Associates in the principal amount of $7,500 due on August 16, 2016 with an interest rate of 8% per annum in exchange for amounts payable to Cresthill for services rendered. The note is convertible by the holder after 180 days at 45% of the lowest last sales price in the thirty trading days before the conversion.

On March 4, 2016 the Company issued a convertible promissory note to CareBourn Capital in the principal amount of $33,000 due on April 20, 2016 with an interest rate of 12% per annum. The note is convertible by the holder after 90 days at 40% of the lowest closing bid price in the ninety trading days before the conversion.

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Item 3.02 Unregistered Sale of Equity Securities.

The disclosures in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

During the period from January 1, 2015 to the filing of this Report the Registrant issued shares to various third party noteholders upon conversion of principal and/or interest on convertible notes on the dates and amounts as follows:

Date	Amount ($)	Conversion Price ($)	Shares Issued

3/5/2015	746.61	0.00153	487,982
3/9/2015	772.26	0.00144	536,293
3/12/2015	643.54	0.00120	536,290
3/16/2015	648.90	0.00101	642,478
3/17/2015	571.79	0.00089	642,470
3/20/2015	543.62	0.00077	706,000
3/25/2015	536.96	0.00064	839,000
3/26/2015	537.60	0.00064	840,000
3/27/2015	590.53	0.00064	922,700
4/1/2015	563.28	0.00056	1,005,863
4/6/2015	535.11	0.00053	1,005,863
4/8/2015	690.96	0.00053	1,296,372
4/9/2015	769.34	0.00054	1,424,700
4/10/2015	845.50	0.00054	1,565,758
4/13/2015	845.50	0.00054	1,565,758
5/29/2015	997.50	0.00053	1,875,000
6/22/2015	975.49	0.00052	1,875,943
6/23/2015	1,640.25	0.00080	2,050,312
6/24/2015	975.49	0.00052	1,875,943
6/26/2015	1,707.54	0.00065	2,626,984
6/29/2015	1,039.03	0.00050	2,061,568
7/6/2015	2,002.00	0.00056	3,575,000
7/8/2015	2,542.48	0.00065	3,911,507
7/9/2015	2,200.72	0.00056	3,929,874
7/9/2015	1,287.00	0.00065	1,980,000
7/14/2015	5,000.00	0.00111	4,500,000
7/15/2015	2,417.76	0.00049	4,902,190
7/15/2015	1,560.00	0.00065	2,400,000
7/15/2015	3,744.12	0.00070	5,348,742
7/20/2015	3,013.09	0.00049	6,124,171

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7/22/2015	1,696.00	0.00050	3,392,000
7/24/2015	2,444.93	0.00035	7,066,272
7/29/2015	1,762.96	0.00049	3,561,539
7/30/2015	2,261.20	0.00032	7,066,272
8/4/2015	2,222.13	0.00025	8,817,986
8/6/2015	2,132.01	0.00022	9,690,967
8/7/2015	2,173.10	0.00025	8,692,400
8/14/2015	1,657.57	0.00014	11,510,920
8/19/2015	1,720.24	0.00015	11,468,266
8/19/2015	1,846.97	0.00015	12,650,501
8/24/2015	1,985.05	0.00013	15,038,259
8/31/2015	1,645.92	0.00010	16,459,200
8/28/2015	1,250.00	0.00012	10,416,666
9/2/2015	1,452.52	0.00008	18,156,508
8/31/2015	833.00	0.00010	8,330,000
9/4/2015	1,395.83	0.00006	21,809,922
9/10/2015	1,194.78	0.00005	23,895,600
9/16/2015	1,053.39	0.00004	26,334,769
9/25/2015	1,052.43	0.00004	26,310,828
10/5/2015	1,061.86	0.00004	26,546,683
10/14/2015	1,366.99	0.00004	34,174,804
10/21/2015	1,365.74	0.00004	34,143,736
10/22/2015	2,041.58	0.00005	40,831,600
10/26/2015	1,799.22	0.00004	44,980,668
11/10/2015	1,977.35	0.00004	49,433,754
11/13/2015	2,173.11	0.00004	54,327,696
11/20/2015	2,581.95	0.00005	51,639,000
11/23/2015	2,595.25	0.00004	64,881,399
1/20/2016	1,763.04	0.00005	35,260,938
2/1/2016	1,809.17	0.00005	36,183,400
2/16/2016	1,550.47	0.00004	38,761,795
2/19/2016	1,709.06	0.00005	34,181,200
3/10/2016	1,058.39	0.00004	26,334,750
3/10/2016	2,150.00	0.00005	43,000,000
7/26/16	1,829.34	0.00004	45,733,486

We offered and sold the securities in reliance on an exemption from federal registration under Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated thereunder. We relied on this exemption and rule based on the fact that there were a limited number of investors, all of whom were accredited investors and (i) either alone or through a purchaser representative, had knowledge and experience in financial and business matters such that each was capable of evaluating the risks of the investment, and (ii) we had obtained subscription agreements from such investors indicating that they were purchasing for investment purposes only. The securities were not registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The disclosure contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as permitted by Rule 135c under the Securities Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENFIELD FARMS FOOD, INC.

Date: August 29, 2016	By:	/s/ Henry Fong
Henry Fong, Chief Financial Officer & Secretary

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